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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 12, 2000

                               ADVANTA BANK CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   Utah                            333-93915                    23-2597173
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



      11850 South Election Drive
           Draper, UT 84020                                                          84144
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (801) 523-0858
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 7.  Financial Statements and Exhibits


         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on April 12, 2000 relating to the Equipment Receivables Asset-Backed Notes, Series 2000-1, prepared by the Servicer and sent to the Trustee pursuant to Section 2.01(a) of the Series 2000-1 Transfer and Servicing agreement dated as of March 1, 2000 covering the period of March 1, 2000 through March 31, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ADVANTA BANK CORP.,
                                         As Registrant

                                         By  /s/  KIRK WEILER
                                           ----------------------------
                                         Name:    Kirk Weiler
                                         Title:   VP of  Finance

Dated:   April 12, 2000



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                                  Exhibit Index

Exhibit No.                                                                Page
-----------                                                                ----
   21.1           Monthly Servicer's Certificate dated April 12, 2000         8
                  prepared by the Servicer and sent to the Trustee
                  pursuant to Section 2.01 (a) of the Series 2000-1
                  Transfer and Servicing Agreement covering the period
                  of March 1, 2000 through March 31, 2000.

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